UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Officers) (Zip Code)

Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 8.01.     OTHER EVENTS.

On May 15, 2017, Applied Industrial Technologies, Inc. (“Applied”) announced plans by its Vice President-Chief Financial Officer & Treasurer, Mark O. Eisele, to retire from the company at the end of August 2017, following Applied’s filing of its annual report on Form 10-K for fiscal year 2017.  Mr. Eisele will be succeeded by David K. Wells.  Applied’s press release announcement is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit 99.1 - Press release of Applied Industrial Technologies, Inc. dated May 15, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: May 15, 2017

EXHIBIT INDEX

Exhibit No.    Description

99.1	The following exhibit is furnished with this Report on Form 8-K: Press release of Applied Industrial Technologies, Inc. dated May 15, 2017.